INDEPENDENT AUDITORS' CONSENT



	We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 28, 2001 relating to the financial statements, which appears in Cycle Country Accessories Corp.'s Annual Report on Form 10-KSB for the year ending September 30, 2001.





                                   Tedder, James, Worden & Associates, P.A.
                                   Orlando, FL
                                   June 28, 2002

                          INDEPENDENT AUDITORS' CONSENT



	We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 14, 2001 relating to the financial statements of Cycle Country Accessories Corp. and Affiliated Entity (an Iowa corporation) (the Predecessor Company), which appears in Cycle Country Accessories Corp.'s Form SB-2/A (Amendment Number 3) Registration Statement.






                                   Tedder, James, Worden & Associates, P.A.
                                   Orlando, FL
                                   June 28, 2002







                         INDEPENDENT AUDITORS' CONSENT



	We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 23, 2001 relating to the financial statements of Cycle Country Accessories Corp. (a Nevada corporation) (the Successor Company), which appears in Cycle Country Accessories Corp.'s Form SB-2/A (Amendment Number 3) Registration Statement.






                                   Tedder, James, Worden & Associates, P.A.
                                   Orlando, FL
                                   June 28, 2002